                            [AIM LOGO APPEARS HERE]




AIM TAX-EXEMPT
CASH FUND


ANNUAL REPORT
MARCH 31, 1997

                                                          The Chairman's Letter





                    Dear Fellow Shareholder:

                    AIM Tax-Exempt Cash Fund continued to provide attractive,
  [PHOTO OF         tax-free income during the fiscal year ended March 31,
  Charles T.        1997. At the close of the period, the Fund posted a
    Bauer,          seven-day effective annualized yield of 2.89% and a
 Chairman of        seven-day SEC yield of 2.85%. The seven-day yield is
 the Board of       calculated on the basis of a formula defined by the SEC.
   THE FUND,        The formula is based on the portfolio's potential
APPEARS HERE]       dividends, interest, yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses and expressed on an annualized basis. Translated to its taxable-equivalent, the Fund's seven-day effective annualized yield was 4.25% based on net asset value and adjusted for the highest marginal federal tax rate of 39.6%. The taxable-equivalent yield is calculated in the same manner as the standard yield with an adjustment for the stated, assumed tax rate.
     The Fund's 4.25% taxable-equivalent seven-day effective annualized yield compared favorably to popular bank money market deposit accounts. The Bank Rate Monitor, which tracks yields on bank money market deposit accounts, reported the seven-day average yield on those accounts stood at 2.60% as of March 31, 1997. Bank money market deposit accounts are insured by the FDIC as to interest and principal. As with any money market mutual fund, an investment in the Fund is neither insured nor guaranteed by the U.S. government, the FDIC, or a bank, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
     The Fund maintained its strict adherence to an investment discipline of purchasing only securities of superior credit quality. Specifically, the Fund invests only in "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940. "Eligible Securities" are securities rated in one of the two highest categories by two nationally recognized statistical rating organizations, or, if unrated, are determined by the Fund's Board of Directors to be of comparable quality to a rated security that meets such quality standards.
     The fiscal year ended March 31, 1997, was dominated by concerns that the Federal Reserve Board would raise interest rates to slow rapid economic growth and contain inflation. Despite strong economic growth in the last three quarters of 1996, there was little evidence of inflationary pressures. As a result, the central bank left interest rates unchanged in the second half of 1996.
     But early in 1997, there were heightened concerns that wage pressures--the product of a tight job market--might ignite inflation. During the fiscal year ended March 31, 1997, the average hourly wage increased at an annualized rate of 4.0%. In congressional testimony, Fed Chairman Alan Greenspan stressed the "importance of acting promptly--ideally pre-emptively--to keep inflation low." On March 25, the Fed increased the federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 5.50%. Immediately, investors began speculating whether this was the first in a series of rate increases and that perpetuated market volatility.

OUTLOOK
     Although the economy continues to grow at a healthy pace, inflation remains moderate. Consumer prices rose just 2.8% for the year ended March 31, 1997, according to the U.S. Department of Labor. If such an environment can be sustained, it should prove favorable for the financial markets.
     However, some analysts warn that if economic growth doesn't decelerate, it could ultimately lead to inflation and that could cause the Fed to further tighten monetary policy. Market observers will be closely watching leading economic indicators over the next few months in an attempt to predict whether the Fed will raise interest rates again. The release of key data, such as employment information, could cause dramatic, short-term fluctuations in the market. In such a scenario, investors should remain focused on their long-term objectives.

AIM/INVESCO MERGER FINALIZED
     We are pleased to announce that the merger of A I M Management Group Inc. and INVESCO plc was concluded on February 28, 1997. AIM is now part of one of the world's largest independent investment management groups with approximately $160 billion in assets under management as of March 31, 1997.


                          ---------------------------
                           AIM Tax-Exempt Cash Fund

                             continued to provide

                          attractive, tax-free income

                                  during the

                                  fiscal year

                             ended March 31, 1997.
                          ---------------------------

     The merger creates a company with the financial strength necessary to meet your needs in an increasingly competitive financial services environment, both in the United States and worldwide. Though now under one holding company, AIM and INVESCO will continue to operate as separate entities. Therefore, this merger will not change the portfolio management, investment style, or name of any of the AIM funds you own. The merger's completion begins a new and promising era for AIM, one we believe will yield exciting opportunities.
     We appreciate the trust you have placed in us and we look forward to our continued close association. If you have any questions or comments about this report, we invite you to call Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line at 800-246-5463. We also invite you to visit AIM's award-winning Web site at http://www.aimfunds.com.

Respectfully submitted,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

     ----------------------------------------------------------------------
     The annual shareholder meeting of AIM Tax-Exempt Funds, Inc., and AIM Tax-Exempt Cash Fund was held on February 7, 1997. For details of the business transacted at that meeting, please see Supplementary Proxy Information Shareholder Meeting after the Financial Statements in this report.
     ----------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

MARCH 31, 1997

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE
MUNICIPAL SECURITIES-81.70%

ALABAMA-2.28%

Alabama Industrial
  Development Board
  (Industrial Partners
  Project); Variable/Fixed
  Rate Refunding Series 1989
  RB
  3.60%, 01/01/07(b)(c)       --      VMIG-1   $1,295  $   1,295,000
--------------------------------------------------------------------
ALASKA-0.80%

Fairbanks North Star
  (Borough of) Alaska; GO
  8.00%, 11/01/97(d)          AAA     Aaa         445        455,065
--------------------------------------------------------------------
ARIZONA-1.06%

Maricopa (County of) Union
  High School District No.
  210; Series 1989 B GO
  6.55%, 07/01/97             AA      Aa          600        604,114
--------------------------------------------------------------------
COLORADO-7.12%

Colorado Housing Finance
  Authority (Grant Plaza
  Project); Multifamily
  Mortgage Series 1991 A RB
  3.525%, 11/01/09(b)(c)      --      VMIG-1      800        800,000
--------------------------------------------------------------------
Denver (City of) (Helen
  Bonfils Theatre Complex
  Project); Adjustable Rate
  Series 1997 A RB
  3.61%, 01/01/17(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------
Eagle (County of) Smith
  Creek Metropolitan
  District; Variable Rate
  Series 1997 RB
  3.15%, 10/01/35(b)(c)       A-1+    --        2,250      2,250,000
--------------------------------------------------------------------
                                                           4,050,000
--------------------------------------------------------------------
DISTRICT OF COLUMBIA-1.93%

District of Columbia;
  Georgetown University
  Issue Series 1988 B RB
  3.40%, 04/01/17(b)(c)       A-1+    VMIG-1    1,100      1,100,000
--------------------------------------------------------------------
FLORIDA-2.49%

Dade (County of) Health
  Facilities Authority
  Hospital (Baptist Hospital
  Miami Project); RB
  7.375%, 05/01/97(f)(g)      AAA     --          400        409,051
--------------------------------------------------------------------
Okalusa (County of) School
  Board; Sales Tax RB
  5.00%, 09/01/97(d)          AAA     Aaa       1,000      1,005,754
--------------------------------------------------------------------
                                                           1,414,805
--------------------------------------------------------------------
GEORGIA-9.15%

Dekalb (County of) Private
  Hospital Authority
  (Egleston Children's
  Hospital at Emory
  University); Variable Rate
  Demand Series 1994 A RAN
  3.45%, 03/01/24(b)(c)       A-1+    VMIG-1    2,200      2,200,000
--------------------------------------------------------------------
Elbert & Bowman (Counties
  of) (Seaboard Farms of
  Elberton); Series 1985 IDR
  3.55%, 07/01/05(b)(c)       A-1     --        1,000      1,000,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

GEORGIA-(CONTINUED)

Monroe (County of) Georgia
  Development Authority
  (Oglethorpe Power Corp.);
  Pollution Control Series A
  RB
  5.35%, 01/01/98(d)          AAA     Aaa      $  500  $     505,076
--------------------------------------------------------------------
Roswell (City of) Georgia
  Housing Development
  Authority (Azalea
  Project); Multifamily
  Housing Series 1996 RB
  3.45%, 06/15/25(b)(c)       A-1+    --        1,500      1,500,000
--------------------------------------------------------------------
                                                           5,205,076
--------------------------------------------------------------------
ILLINOIS-9.44%

Illinois Development Finance
  Authority (Chicago
  Symphony Orchestra
  Project); Variable/Fixed
  Rate Demand Series 1996 RB
  3.50%, 06/01/31(b)(c)       A-1+    VMIG-1    2,000      2,000,000
--------------------------------------------------------------------
Illinois Health Facilities
  Authority (Children's
  Memorial Hospital
  Project); RB
  3.50%, 11/01/15(b)(c)(e)    --      --        1,950      1,950,000
--------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Adjustable Rate Refunding
  Series 1996 C RB
  3.50%, 05/15/26(b)(c)       A-1+    --        1,420      1,420,000
--------------------------------------------------------------------
                                                           5,370,000
--------------------------------------------------------------------
INDIANA-3.69%

Indianapolis (City of)
  (Children's Museum
  Project); Economic
  Development Floating Rate
  Series 1995 RB
  3.45%, 10/01/25(b)(c)       A-1+    --        1,400      1,400,000
--------------------------------------------------------------------
Indianapolis (City of)
  (Local Public Improvement
  Bond Bank Notes); Series
  1996 F RB
  4.125%, 07/10/97(c)         SP-1+   --          700        701,117
--------------------------------------------------------------------
                                                           2,101,117
--------------------------------------------------------------------
MARYLAND-1.23%

Maryland Industrial
  Development Financing
  Authority (Liberty Medical
  Center); Variable Rate
  Demand/Fixed Rate 1989
  Issue Refunding RB
  3.55%, 07/01/18(b)(c)       --      VMIG-1      700        700,000
--------------------------------------------------------------------
MICHIGAN-2.73%

Michigan State Hospital
  Finance Authority
  (Hospital Equipment Loan
  Program); Adjustable
  Series 1995 A RB
  3.55%, 12/01/23(b)(c)       --      VMIG-1      800        800,000
--------------------------------------------------------------------
Michigan (State of) Housing
  Development Authority
  Rental Housing; Series
  1994 C RB
  3.45%, 04/01/19(b)(c)       A-1+    --          550        550,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

MICHIGAN-(CONTINUED)

Plymouth (Township of)
  Economic Development Corp.
  (Key International
  Project); Variable Rate
  Demand Series 1984 RB
  3.60%, 07/01/04(b)(c)(e)    --      --       $  200  $     200,000
--------------------------------------------------------------------
                                                           1,550,000
--------------------------------------------------------------------
MINNESOTA-0.88%

Mankato (City of) (Northern
  States Power Co. Project);
  Floating Collateralized
  Series 1985 PCR
  3.55%, 03/01/11(c)          AA-     A1          500        500,000
--------------------------------------------------------------------
MISSOURI-2.46%

Missouri (State of) Health
  and Education Facilities
  Authority Washington
  University; Series 1996 A
  RB
  3.80%, 09/01/30(c)          A-1+    VMIG-1    1,400      1,400,000
--------------------------------------------------------------------
MONTANA-1.76%

Missoula (County of)
  (Washington Corp.
  Project); Floating Rate
  Monthly Demand Series 1984
  IDR
  3.50%, 11/01/04(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------
NEVADA-4.75%

Clark (County of) (Nevada
  Power Co. Project);
  Refunding Series 1995 C
  IDR
  3.45%, 10/01/30(b)(c)       A-1+    --        1,000      1,000,000
--------------------------------------------------------------------
Clark (County of) Airport
  System; Series 1993 A RB
  3.45%, 07/01/12(c)(d)       A-1+    VMIG-1    1,700      1,700,000
--------------------------------------------------------------------
                                                           2,700,000
--------------------------------------------------------------------
NEW HAMPSHIRE-2.46%

New Hampshire Higher
  Education and Health
  Facilities Authority;
  Variable Rate Hospital
  Series 1985 C RB
  3.45%, 12/01/25(c)(d)       A-1     --        1,400      1,400,000
--------------------------------------------------------------------
NEW YORK-1.76%

New York (City of); General
  Obligation Fiscal Series
  1997 B RAN
  4.50%, 06/30/97(b)          SP-1+   MIG-1     1,000      1,002,672
--------------------------------------------------------------------
NORTH CAROLINA-6.07%

Alamance (County of)
  Industrial Facilities and
  Pollution Control
  Financing Authority
  (Science Manufacturing,
  Inc. Project); Series 1985
  IDR
  3.90%, 04/01/15(b)(c)       --      P-1       1,400      1,400,000
--------------------------------------------------------------------
New Hanover (County of)
  Industrial Facilities and
  Pollution Control
  Financing Authority
  (Gang-Nail Systems, Inc.
  Project); Series 1984 IDR
  3.50%, 12/01/99(b)(c)       --      P-1       1,300      1,300,000
--------------------------------------------------------------------
Raleigh Durham Airport
  Authority (American
  Airlines Project); Series
  1995 Refunding RB
  3.80%, 11/01/15(b)(c)       A-1     --          750        750,000
--------------------------------------------------------------------
                                                           3,450,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE
OHIO-4.92%

Delaware (County of)
  (Radiation Sterilizers,
  Inc.); Series 1984 IDR
  3.60%, 12/01/04(b)(c)       A-1     --       $  300  $     300,000
--------------------------------------------------------------------
Lucus (County of) (Lutheran
  Homes Society Project);
  Adjustable Rate Demand
  Health Care Facilities
  1996 RB
  3.45%, 11/01/19(b)(c)       A-1+    --        2,500      2,500,000
--------------------------------------------------------------------
                                                           2,800,000
--------------------------------------------------------------------
PENNSYLVANIA-2.20%

Allentown (City of) School
  District; Series 1991 GO
  6.00%, 08/01/07(d)          AAA     Aaa         250        251,638
--------------------------------------------------------------------
Delaware (County of)
  Industrial Development
  Authority (Scotfoam Corp.
  Project); Variable Rate
  Demand Series 1985 IDR
  3.60%, 10/01/05(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------
                                                           1,251,638
--------------------------------------------------------------------
RHODE ISLAND-1.76%

Rhode Island (State of)
  Industrial Facilities
  Authority (Blackstone
  Valley Electric Company);
  Variable Rate Series 1984
  RB
  3.50%, 12/01/14(b)(c)       A-1     --        1,000      1,000,000
--------------------------------------------------------------------
TENNESSEE-2.23%

Industrial Development Board
  of the Metropolitan
  Government of Nashville &
  Davidson County
  (Amberwood, Ltd. Project);
  Multifamily Housing Series
  1993 A RB
  3.76%, 07/01/13(b)(c)       --      VMIG-1    1,270      1,270,000
--------------------------------------------------------------------
TEXAS-4.66%

Harris (County of) Sub Lien
  Toll Road Series D RB
  3.30%, 08/01/15(b)(c)       A-1+    VMIG-1    1,000      1,000,000
--------------------------------------------------------------------
Richardson (City of)
  Independent School
  District; Series 1993
  Refunding GO
  4.10%, 08/15/97             AA      Aa1         250        250,410
--------------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers,
  Inc. Project); Variable
  Rate Demand Series 1985 A
  IDR
  3.60%, 11/01/05(b)(c)       A-1     --        1,400      1,400,000
--------------------------------------------------------------------
                                                           2,650,410
--------------------------------------------------------------------
UTAH-2.29%

Salt Lake (County of);
  Series 1992 GO
  5.00%, 06/15/97             AA+     Aaa         500        501,474
--------------------------------------------------------------------
Salt Lake (County of)
  (Service Station Holdings
  Inc. Project-The British
  Petroleum Co. plc); Series
  1994 Refunding RB
  3.80%, 02/01/08(c)          A-1+    P-1         800        800,000
--------------------------------------------------------------------
                                                           1,301,474
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE
WASHINGTON-0.88%

Industrial Development Corp.
  of Port Townsend (Port
  Townsend Paper Corp.
  Project); Series 1988 A
  Refunding RB
  3.55%, 03/01/09(b)(c)               VMIG-1   $  500  $     500,000
--------------------------------------------------------------------
WISCONSIN-0.70%

Wisconsin (State of); GO
  4.50%, 06/16/97             SP-1+   MIG-1       400        400,519
--------------------------------------------------------------------
    Total Municipal
      Securities                                          46,471,890
--------------------------------------------------------------------

                               RATING(a)                 MARKET
                              S&P   Moody's    PAR        VALUE
TAXABLE COMMERCIAL PAPER(H)(I)-9.17%

Cargill Financial Services
  Corp.-(Food Processing),
  5.35%, 08/26/97             A-1+    P-1      $2,000  $   1,956,308
--------------------------------------------------------------------
Merrill Lynch & Co.
  Inc.-(Broker-Dealer),
  5.32%, 08/12/97             A-1+    P-1       1,800      1,764,622
--------------------------------------------------------------------
Receivables Capital
  Corp.-(Receivable Pools),
  5.37%, 05/28/97             A-1+    P-1       1,507      1,494,187
--------------------------------------------------------------------
    Total Taxable Commercial Paper                         5,215,117
--------------------------------------------------------------------
REPURCHASE AGREEMENT(i)(j)-6.33%

Goldman, Sachs & Co., Inc.
  6.50% 04/01/97(k)                                        3,598,070
--------------------------------------------------------------------
TOTAL INVESTMENTS- 97.20%                              55,285,077(l)
--------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.80%                        1,595,115
--------------------------------------------------------------------
NET ASSETS-100.00%                                     $  56,880,192
--------------------------------------------------------------------

ABBREVIATIONS:

GO    -- General Obligation Bonds
IDR   -- Industrial Development Revenue Bonds
PCR   -- Pollution Control Revenue Bonds
RAN   -- Revenue Anticipation Notes
RB    -- Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"). Ratings are not covered by Independent Auditor's Report.

(b) Secured by a letter of credit.

(c) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/97.

(d) Secured by bond insurance.

(e) Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Directors and followed by the investment advisor.

(f)  Secured by an escrow fund of U.S. Treasury obligations.

(g) Subject to an irrevocable call or mandatory put by the issuer. Maturity date and value reflect such call or put.

(h) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(i)  Interest does not qualify as exempt interest for federal tax purposes.

(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(k) Joint repurchase agreement entered into 03/31/97 with a maturing value of $575,103,819. Collateralized by U.S. Treasury obligations, 0% to 9.25% due 07/24/97 to 02/15/16 with an aggregate market value at March 31, 1997 of $587,066,889.

(l)  Also represents costs for federal income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS:

Investments, at value (amortized cost)        $   55,285,077
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,573,139
------------------------------------------------------------
  Interest                                           216,636
------------------------------------------------------------
Investment for deferred compensation plan             17,708
------------------------------------------------------------
Other assets                                          15,190
------------------------------------------------------------
    Total assets                                  57,107,750
------------------------------------------------------------

LIABILITIES:

Payables for:
  Dividends                                            2,450
------------------------------------------------------------
  Deferred compensation                               17,708
------------------------------------------------------------
  Fund shares reacquired                             133,479
------------------------------------------------------------
Accrued advisory fees                                 16,004
------------------------------------------------------------
Accrued distribution fees                             11,162
------------------------------------------------------------
Accrued administrative service fees                    5,768
------------------------------------------------------------
Accrued transfer agent fees                           11,718
------------------------------------------------------------
Accrued operating expenses                            29,269
------------------------------------------------------------
    Total liabilities                                227,558
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $   56,880,192
============================================================
Capital stock, $.001 par value per share:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     56,877,041
============================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                             $         1.00
============================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 1997

INVESTMENT INCOME:

Interest income                                  $1,370,128
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       125,537
-----------------------------------------------------------
Custodian fees                                        9,962
-----------------------------------------------------------
Administrative service fees                          34,329
-----------------------------------------------------------
Directors' fees and expenses                          6,846
-----------------------------------------------------------
Transfer agent fees                                  71,297
-----------------------------------------------------------
Distribution fees                                    89,659
-----------------------------------------------------------
Registration and filing fees                         29,153
-----------------------------------------------------------
Other                                                58,376
-----------------------------------------------------------
      Total expenses                                425,159
-----------------------------------------------------------
Less: Fees waived by advisor                        (53,795)
-----------------------------------------------------------
      Net expenses                                  371,364
-----------------------------------------------------------
Net investment income                               998,764
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                          7,711
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                                (741)
-----------------------------------------------------------
      Net gain on investment securities               6,970
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $1,005,734
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1997 and 1996

                                                                 1997          1996
OPERATIONS:

  Net investment income                                       $   998,764   $   861,666
---------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               7,711        12,256
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                       (741)       (1,694)
---------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,005,734       872,228
---------------------------------------------------------------------------------------
Dividends to shareholders from net investment income             (996,476)     (838,861)
---------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        26,856,591      (383,580)
---------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    26,865,849      (350,213)
---------------------------------------------------------------------------------------
NET ASSETS:

  Beginning of period                                          30,014,343    30,364,556
---------------------------------------------------------------------------------------
  End of period                                               $56,880,192   $30,014,343
=======================================================================================
NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $56,877,041   $30,020,450
=======================================================================================
  Undistributed net investment income                              34,005        31,717
=======================================================================================
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (30,854)      (38,565)
=======================================================================================
  Unrealized appreciation of investment securities                     --           741
=======================================================================================
                                                              $56,880,192   $30,014,343
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios: AIM Tax-Exempt Cash Fund, AIM Tax-Exempt Bond Fund of Connecticut and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the highest level of current income free from federal income taxes that is consistent with safety of principal and liquidity.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--The Fund invests only in securities which have maturities of 397 days or less from the date of purchase. The securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of premiums or original issue discounts.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date, adjusted for amortization of premiums and discounts on investments, and is recorded on the accrual basis. Discounts, other than original issue, are amortized to unrealized appreciation for financial reporting purposes. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $33,594 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $34,329 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $39,534 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors up to a maximum annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sale and distribution of the Fund's shares. Currently, AIM Distributors has voluntarily elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan equals 0.10% per annum of the Fund's average daily net assets. During the year ended March 31, 1997, AIM Distributors waived $53,795. This waiver may be rescinded by AIM Distributors at any time without further notice to investors. The Plan provides that of the aggregate amount payable under the Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. As a result of AIM Distributors' waiver of compensation due from the Fund, payments to dealers and other financial institutions by that Fund will be limited to 0.10% of the Fund's average daily net assets. During the year ended March 31, 1997, the Fund paid AIM Distributors $35,864 as compensation pursuant to the Plan.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. The Fund paid legal fees of $3,973 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Fund's Board of Directors. A member of that firm is a director of the Company.
NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1997 and 1996 were as follows:

                                  1997                         1996
                       --------------------------   --------------------------
                         SHARES         VALUE         SHARES         VALUE
                       -----------   ------------   -----------   ------------
Sold                    96,643,811   $ 96,643,811    42,892,892   $ 42,892,892
------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends                948,679        948,679       808,372        808,372
------------------------------------------------------------------------------
Reacquired             (70,735,899)   (70,735,899)  (44,084,844)   (44,084,844)
------------------------------------------------------------------------------
                        26,856,591   $ 26,856,591      (383,580)  $   (383,580)
==============================================================================

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended March 31, 1997, the three months ended March 31, 1994 and each of the years in the six-year period ended December 31, 1993.

                                                               MARCH 31,                                   DECEMBER 31,
                                            -----------------------------------------------      --------------------------------
                                              1997           1996        1995        1994          1993      1992(A)       1991
                                            --------       --------    --------    --------      --------    --------    --------
Net asset value, beginning of period        $   1.00       $   1.00    $   1.00    $   1.00      $   1.00    $   1.00    $   1.00
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Income from investment operations:
    Net investment income                       0.03           0.03        0.03       0.004          0.02        0.02        0.04
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Less distributions:
    Dividends from net investment income       (0.03)         (0.03)      (0.03)     (0.004)        (0.02)      (0.02)      (0.04)
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Net asset value, end of period              $   1.00       $   1.00    $   1.00    $   1.00      $   1.00    $   1.00    $   1.00
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Total return                                    2.82%          2.92%       2.54%       1.73%(b)      1.78%       2.42%       3.91%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $ 56,880       $ 30,014    $ 30,365    $ 33,658      $ 35,230    $ 41,291    $ 43,366
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Ratio of expenses to average net assets         1.04%(c)(d)    1.05%(d)    1.01%(d)    1.00%(b)(d)   1.00%(d)    0.98%(d)    0.98%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Ratio of net investment income to average
  net assets                                    2.78%(c)(e)    2.97%(e)    2.53%(e)    1.75%(b)(e)   1.76%(e)    2.42%(e)    3.87%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------

                                                     DECEMBER 31,
                                            ------------------------------
                                              1990       1989       1988
                                            --------   --------   --------
Net asset value, beginning of period        $   1.00   $   1.00   $   1.00
------------------------------------------  --------   --------   --------
Income from investment operations:
    Net investment income                       0.05       0.05       0.05
------------------------------------------  --------   --------   --------
Less distributions:
    Dividends from net investment income       (0.05)     (0.05)     (0.05)
------------------------------------------  --------   --------   --------
Net asset value, end of period              $   1.00   $   1.00   $   1.00
------------------------------------------  --------   --------   --------
Total return                                    5.17%      5.62%      4.65%
------------------------------------------  --------   --------   --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $ 43,302   $ 45,995   $ 51,597
------------------------------------------  --------   --------   --------
Ratio of expenses to average net assets         0.99%      0.93%      0.83%
------------------------------------------  --------   --------   --------
Ratio of net investment income to average
  net assets                                    5.05%      5.48%      4.54%
------------------------------------------  --------   --------   --------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Annualized.
(c) Ratios are based on average daily net assets of $35,863,626.
(d) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.19%, 1.20%, 1.16%, 1.14% (annualized), 1.36% and 1.00% for the periods 1997 - 1992, respectively.
(e) After waiver of fees and/or expense reimbursements. Ratios of income to average net assets prior to waiver of fees and/or expense reimbursements were 2.63%, 2.82%, 2.38, 1.61% (annualized), 1.40% and 2.40% for the periods
    1997-1992, respectively.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP


                      Houston, Texas
                      May 2, 1997
--------------------------------------------------------------------------------

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING

An annual meeting of shareholders of Tax-Exempt Funds, Inc. the ("Company"), was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson, and Louis Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other investment companies and/or the amendment of certain related fundamental investment policies.

(4) To ratify KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ended March 31, 1997.

The following votes were cast with respect to each item:

                                                                                         Votes
                           Director/Matter                         Votes for            Against           Abstentions
                           ---------------                         ---------            -------           -----------
(1)  Charles T. Bauer............................................  29,429,450                  0              563,009
     Bruce L. Crockett...........................................  29,437,312                  0              555,147
     Owen Daly II................................................  29,429,450                  0              563,009
     Carl Frischling.............................................  29,437,312                  0              555,147
     Robert H. Graham............................................  29,437,312                  0              555,147
     John F. Kroeger.............................................  29,432,862                  0              559,597
     Lewis F. Pennock............................................  29,449,040                  0              543,419
     Ian W. Robinson.............................................  29,431,702                  0              560,757
     Louis Sklar.................................................  29,436,693                  0              555,766
(2)  Approval of the new Investment Advisory Agreement...........  21,459,339            346,964              669,537
(3)  Elimination of Fundamental Investment Policy................  20,409,794          1,159,287              727,403
(4)  Ratification of KPMG Peat Marwick LLP.......................  28,993,167             98,416              900,876

                                                           Directors & Officers


BOARD OF DIRECTORS                                   OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer
Chairman                                             Charles T. Bauer                            11 Greenway Plaza
A I M Management Group Inc.                          Chairman                                    Suite 100
                                                                                                 Houston, TX 77046
Bruce L. Crockett                                    Robert H. Graham                            http://www.aimfunds.com
Formerly Director, President, and                    President
Chief Executive Officer                                                                          INVESTMENT ADVISOR
COMSAT Corporation                                   John J. Arthur
                                                     Senior Vice President and Treasurer         A I M Advisors, Inc.
Owen Daly II                                                                                     11 Greenway Plaza
Director                                             Gary T. Crum                                Suite 100
Cortland Trust Inc.                                  Senior Vice President                       Houston, TX 77046

Jack Fields                                          Carol F. Relihan                            TRANSFER AGENT
Formerly Member of the                               Senior Vice President and Secretary
U.S. House of Representatives                                                                    A I M Fund Services, Inc.
                                                     Dana R. Sutton                              P.O. Box 4739
Carl Frischling                                      Vice President                              Houston, TX 77210-4739
Partner                                              and Assistant Treasurer
Kramer, Levin, Naftalis & Frankel                                                                CUSTODIAN
                                                     Stuart W. Coco
Robert H. Graham                                     Vice President                              The Bank of New York
President and Chief Executive Officer                                                            90 Washington Street, 11th Floor
A I M Management Group Inc.                          Melville B. Cox                             New York, NY 10286
                                                     Vice President
John F. Kroeger                                                                                  COUNSEL TO THE FUND
Formerly Consultant                                  Karen Dunn Kelley
Wendell & Stockel Associates, Inc.                   Vice President                              Ballard Spahr
                                                                                                 Andrews & Ingersoll
Lewis F. Pennock                                     P. Michelle Grace                           1735 Market Street
Attorney                                             Assistant Secretary                         Philadelphia, PA 19103

Ian W. Robinson                                      David L. Kite                               COUNSEL TO THE DIRECTORS
Consultant; Former Executive                         Assistant Secretary
Vice President and                                                                               Kramer, Levin, Naftalis & Frankel
Chief Financial Officer                              Nancy L. Martin                             919 Third Avenue
Bell Atlantic Management                             Assistant Secretary                         New York, NY 10022
Services, Inc.
                                                     Ofelia M. Mayo                              DISTRIBUTOR
Louis S. Sklar                                       Assistant Secretary
Executive Vice President                                                                         A I M Distributors, Inc.
Hines Interests                                      Kathleen J. Pflueger                        11 Greenway Plaza
Limited Partnership                                  Assistant Secretary                         Suite 100 Houston, TX 77046

                                                     Samuel D. Sirko                             AUDITORS
                                                     Assistant Secretary
                                                                                                 KPMG Peat Marwick LLP
                                                     Stephen I. Winer                            700 Louisiana
                                                     Assistant Secretary                         NationsBank Bldg.
                                                                                                 Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Tax-Exempt Cash Fund paid ordinary dividends in the amount of $0.0279 per share to shareholders during the Fund's tax year ended March 31, 1997. Of this amount, 80.92% qualified as exempt-interest dividends for federal income tax purposes.
For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV

                                                               THE AIM FAMILY OF FUNDS--REGISTERED TRADEMARK--

                                                               AGGRESSIVE GROWTH
                                                               AIM Aggressive Growth Fund*
                                                               AIM Capital Development Fund
                                                               AIM Constellation Fund
                                                               AIM Global Aggressive Growth Fund

                                                               GROWTH
                       [PHOTO OF                               AIM Blue Chip Fund
                    11 Greenway Plaza                          AIM Global Growth Fund
                     APPEARS HERE]                             AIM Growth Fund
                                                               AIM International Equity Fund
                                                               AIM Value Fund
                                                               AIM Weingarten Fund

                                                               GROWTH AND INCOME
                                                               AIM Balanced Fund
                                                               AIM Charter Fund

                                                               INCOME AND GROWTH
                                                               AIM Global Utilities Fund

                                                               HIGH CURRENT INCOME
                                                               AIM High Yield Fund

                                                               CURRENT INCOME
                                                               AIM Global Income Fund
                                                               AIM Income Fund

                                                               CURRENT TAX-FREE INCOME
                                                               AIM Municipal Bond Fund
                                                               AIM Tax-Exempt Bond Fund of CT
                                                               AIM Tax-Free Intermediate Shares

                                                               CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                               AIM Intermediate Government Fund

                                                               HIGH DEGREE OF SAFETY AND CURRENT INCOME
                                                               AIM Limited Maturity Treasury Shares

                                                               STABILITY, LIQUIDITY, AND CURRENT INCOME
                                                               AIM Money Market Fund

A I M Management Group Inc. has provided leadership in         STABILITY, LIQUIDITY, AND CURRENT TAX-FREE INCOME
the mutual fund industry since 1976 and managed                AIM Tax-Exempt Cash Fund
approximately $70 billion in assets for more
than 3.5 million shareholders, including individual            *AIM Aggressive Growth Fund was closed to new investors
investors, corporate clients, and financial                    on July 18, 1995. For more complete information about
institutions, as of May 12, 1997. The AIM Family of            any AIM Fund(s), including sales charges and expenses,
Funds--Registered Trademark-- is distributed                   ask your financial consultant or securities dealer for
nationwide, and AIM today ranks among the nation's             a free prospectus(es). Please read the prospectus(es)
top 15 mutual fund companies in assets under                   carefully before you invest or send money.
management, according to Lipper Analytical Services, Inc.


[AIM LOGO APPEARS HERE]                                                                       ----------------
                                                                                                 BULK RATE
A I M Distributors, Inc.                                                                        U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                        PAID
Houston, TX 77046                                                                               HOUSTON, TX
                                                                                              Permit No. 1919
                                                                                              ----------------